Subsequent Event	12 Months Ended
Dec. 31, 2025
Subsequent Event [Abstract]
Subsequent Event

26. Subsequent event

The Company has considered all events from December 31, 2025 through April 14, 2026, which is the date that these combined and consolidated financial statements are available to be issued. Other than described below, there are no material subsequent events that require disclosure in these combined and consolidated financial statements.

Subsequent to December 31, 2025, Cango repaid a substantial portion of its outstanding loan receivables. As of April 14, 2026, the loan receivables balance due from Cango decreased from $556.9 million as of December 31, 2025 to $27.2 million, representing a repayment of approximately $529.7 million.